UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 3, 2015 (May 28, 2015)
Date of Report (Date of earliest event reported)

 AP GAMING HOLDCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55119	46-3698600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5475 S. Decatur Blvd., Suite #100
Las Vegas, Nevada 89118
(Address of principal executive offices) (Zip Code)

(702) 722-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.
Incremental Facilities
On May 29, 2015 (the “Closing Date”), concurrently with the Closing (as defined below), AP Gaming I, LLC (the “Borrower”), a Delaware limited liability company and wholly owned indirect subsidiary of AP Gaming Holdco, Inc. (the “Registrant”), as borrower, and AP Gaming Holdings, LLC, Delaware limited liability company and wholly owned indirect subsidiary of the Registrant (“Holdings”), as holdings, entered into an Incremental Assumption Agreement (the “Term Loan Incremental Assumption Agreement”) with certain of the Borrower’s subsidiaries, the lenders party thereto from time to time and Citicorp North America, Inc., as administrative agent (the “Administrative Agent”). The Term Loan Incremental Assumption Agreement amended the First Lien Credit Agreement, dated as of December 20, 2013 (the “Credit Agreement”), by and among the Borrower, Holdings, the lenders party thereto from time to time, the Administrative Agent and other parties named therein, to provide for the incurrence by the Borrower of incremental term loans in an aggregate principal amount of $265,000,000 (the “Incremental Term Loans”).  The net proceeds of the Incremental Term Loans were used to finance, in part, the Acquisition (as defined below) and to pay fees and expenses related to the Acquisition and related transactions.
The Incremental Term Loans have the same terms as the Borrower’s existing term loans initially borrowed under the Credit Agreement on December 20, 2013, which are described in further detail in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission on March 31, 2015.  Such description of the Borrower’s outstanding term loans under the Credit Agreement is hereby incorporated by reference into this Form 8-K.
On June 1, 2015, the Borrower and Holdings entered into an Incremental Assumption Agreement (the “Revolver Incremental Assumption Agreement”) with certain of the Borrower’s subsidiaries, the lenders party thereto from time to time and the Administrative Agent. The Revolver Incremental Assumption Agreement amended the Credit Agreement to provide the Borrower with incremental revolving commitments under the Credit Agreement in an aggregate principal amount of $15,000,000 (the “Incremental Revolving Facility Commitments”).  The Incremental Revolving Facility Commitments are available to the Borrower from time to time, and the net proceeds of borrowings thereunder may be used from time to time for general corporate purposes (including, without limitation, for permitted acquisitions).
The Incremental Revolving Facility Commitments have the same terms as the Borrower’s existing revolving credit facility commitments under the Credit Agreement, which are described in further detail in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission on March 31, 2015.  Such description of the Borrower’s existing revolving credit facility under the Credit Agreement is hereby incorporated by reference into this Form 8-K.
The obligations under the Credit Agreement are guaranteed by Holdings and the Borrower’s material, wholly owned domestic subsidiaries (subject to certain exceptions), and are secured by a pledge by Holdings of the Borrower’s equity interest directly held by Holdings and a pledge of substantially all of the existing and future property and assets of the Borrower and the subsidiary guarantors, subject to certain exceptions. The Credit Agreement requires that the Borrower maintain a maximum net first lien leverage ratio set at a maximum of 5.5 to 1 at the end of each fiscal quarter. The Credit Agreement contains limitations on additional indebtedness, guarantees, incurrence of liens, investments and distributions, as defined. The Credit Agreement also contains customary events of default included in similar financing transactions, including, among others, failure to make payments when due, default under other material indebtedness, breach of covenants, breach of representations and warranties, involuntary or voluntary bankruptcy, and material judgments.
Senior Secured PIK Notes
On May 29, 2015, the Registrant, as issuer, entered into a note purchase agreement, dated as of the Closing Date (the “Note Purchase Agreement”), with AP Gaming Holdings, LLC, as subsidiary guarantor (the “Subsidiary Guarantor”), Deutsche Bank AG, London Branch, as purchaser (the “Purchaser”), and Deutsche Bank Trust Company Americas, as collateral agent.  Pursuant to the Note Purchase Agreement, the Registrant issued $115,000,000 of its 11.25% senior secured PIK notes due 2021 (the “Notes”) at an issue price of 97% of the principal amount thereof to the Purchaser in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).  The Notes are secured by the Registrant’s equity in its subsidiary AP Gaming, Inc., subject to certain limitations including those imposed by gaming laws, and are unconditionally guaranteed by the Subsidiary Guarantor.
Interest on the Notes will accrue at a rate of 11.25% per annum. The Registrant may elect to pay interest due on the Notes in cash, by increasing the principal of the outstanding Notes or by issuing new Notes (“PIK interest”) for the entire amount of the interest payment or by paying interest partially in cash and partially in PIK interest. Interest on the Notes will accrue from the Closing Date and will be payable on the dates described in more detail in the Note Purchase Agreement.  The

Notes will mature on May 28, 2021.  The net proceeds of the Notes were used to finance, in part, the Acquisition and to pay fees and expenses related to the Acquisition and related transactions.
The Note Purchase Agreement contains limitations on additional indebtedness, guarantees, incurrence of liens, investments and distributions, as defined. The Note Purchase Agreement also contains customary events of default included in similar transactions, including, among others, failure to make payments when due, acceleration of other material indebtedness, breach of covenants, breach of representations and warranties, involuntary or voluntary bankruptcy, and material judgments.
The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act.  This report shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction where such an offering or sale would be unlawful.
Subscription Agreement
In contemplation of the Closing, on May 28, 2015, the Registrant entered into a subscription agreement with Apollo Gaming Holdings, L.P. (“Parent”), its direct parent, pursuant to which the Parent subscribed for and agreed to purchase from the Registrant, and the Registrant agreed to issue to Parent, 4,931,529 shares (the “Shares”) of the Registrant’s common stock, par value $0.01 per share, for a purchase price of $77,425,000.  The Registrant issued the Shares to Parent in a private placement exempt from registration under the Securities Act.  The net proceeds of the Shares were used to finance, in part, the Acquisition and to pay fees and expenses related to the Acquisition and related transactions.
Seller Note

On May 29, 2015, the Registrant issued a PIK promissory note (the “Seller Note”) to Amaya Inc. with an initial principal amount of $12,000,000  to satisfy the conditions set forth in the Stock Purchase Agreement, as described in Item 2.01 of this Form 8-K.  The principal amount is subject to reduction under the terms of the Stock Purchase Agreement and the Seller Note.  The Seller Note accrues interest on the unpaid principal amount at 5.0% per annum and is payable semi-annually on June 30 and December 31 (and on May 29, 2023, the maturity date of the Seller Note), commencing on June 30, 2015. All interest accrued and payable on any interest payment date will be paid by capitalizing such interest and adding it to (and thereby increasing) the outstanding principal amount of the Seller Note. All principal under the Seller Note is due and payable on May 29, 2023.  The Seller Note is required to be prepaid under certain circumstances described in more detail in the Seller Note.  The Registrant may prepay from time to time all or any portion of the outstanding principal balance due under the Seller Note.  The Seller Note includes certain covenants and events of default that are customary for instruments of this type.
The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copies of the Note Purchase Agreement, the Seller Note, the Term Loan Incremental Assumption Agreement and the Revolver Incremental Assumption Agreement, which have been filed as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, hereto and are hereby incorporated herein by reference.  Interested parties should read the documents in their entirety.
Item 2.01. Completion of Acquisition or Disposition of Assets.

On the Closing Date, AGS, LLC, a Delaware limited liability company and indirect, wholly owned subsidiary of the Registrant (“AGS”), completed its previously announced acquisition (the “Acquisition”) of Cadillac Jack, Inc., a Georgia corporation (“Cadillac Jack”), pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of March 30, 2015, by and among AGS, Amaya Inc., a corporation organized under the laws of Quebec (“Seller”) and Cadillac Jack.
Pursuant to the Stock Purchase Agreement, on the Closing Date, AGS purchased from Seller all of the issued and outstanding shares of common stock, par value $0.01 per share, of Amaya Americas Corporation, a Delaware corporation, which in turn owns all of the issued and outstanding shares of common stock, par value $0.01 per share, of Amaya Holdings Corporation, a Delaware corporation, which in turn owns all of the issued and outstanding common stock, par value $0.01 per share, of Cadillac Jack, in exchange for an aggregate consideration comprised of (i) approximately $370,000,000 in cash, subject to certain adjustments and (ii) a promissory note with an initial principal amount of $12,000,000, as it may be adjusted pursuant to the terms of the Stock Purchase Agreement.  The Acquisition was financed with proceeds from the Incremental Term Loans, the PIK Notes and the Shares, each as described above.
The foregoing summaries of the Acquisition and the Stock Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copy of the Stock Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.  Interested parties should read the document in its entirety.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under subheadings “Incremental Facilities”, “Senior Secured PIK Notes” and “Seller Note” under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.
In contemplation of the Closing, the Registrant issued the Shares described under Item 1.01 above in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act.
Item 1.01 of this Current Report on Form 8-K contains a detailed description of the nature of this transaction (including the nature and aggregate consideration received), and such description set forth in Item 1.01 is incorporated into this Item 3.02 by reference.

Item 8.01. Other Events.
On June 1, 2015, the Purchaser issued a press release announcing the Closing, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(a)   Financial statements of businesses acquired.
The required financial statements of the business acquired described in Item 2.01 are not included in this Current Report on Form 8-K.  The required financial statements will be provided in an amendment to this Current Report on Form 8-K to be file by the Registrant not later than August 14, 2015.
(b)   Pro forma financial information.
The required pro forma financial information relating to the Acquisition described in Item 2.01 is not included in this Current Report on Form 8-K. The required pro forma financial information will be provided in an amendment to this Current Report on Form 8-K to be filed by the Registrant not later than August 14, 2015.
(d) Exhibits.

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated as of March 30, 2015, by and among AGS, LLC, Amaya Inc. and Cadillac Jack, Inc., incorporated herein by reference to Exhibit 2.1 of AP Gaming Holdco’s Current Report on Form 8-K filed with the SEC on April 1, 2015 (SEC file no. 000-55119)

4.1
Note Purchase Agreement, dated as of May 29, 2015, by and among AP Gaming Holdco, Inc., AP Gaming Holdings, LLC, Deutsche Bank AG, London Branch, as purchaser and Deutsche Bank Trust Company Americas, as collateral agent.

4.2	PIK Promissory Note, dated as of May 29, 2015, by and between AP Gaming Holdco, Inc. and Amaya Inc.

10.1
Incremental Assumption Agreement, dated as of May 29, 2015, by and among AP Gaming Holdings, LLC, AP Gaming I, LLC, each subsidiary loan party listed on the signature pages thereof, Citicorp North America, Inc. and the lenders from time to time party thereto.

10.2
Incremental Assumption Agreement, dated as of June 1, 2015, by and among AP Gaming Holdings, LLC, AP Gaming I, LLC, each subsidiary loan party listed on the signature pages thereof, Citicorp North America, Inc. and the lenders from time to time party thereto.

99.1	Press release, dated June 1, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AP GAMING HOLDCO, INC.

Date: June 3, 2015	By:	/s/ David Lopez
Name: David Lopez
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated as of March 30, 2015, by and among AGS, LLC, Amaya Inc. and Cadillac Jack, Inc., incorporated herein by reference to Exhibit 2.1 of AP Gaming Holdco’s Current Report on Form 8-K filed with the SEC on April 1, 2015 (SEC file no. 000-55119)

4.1
Note Purchase Agreement, dated as of May 29, 2015, by and among AP Gaming Holdco, Inc., AP Gaming Holdings, LLC, Deutsche Bank AG, London Branch, as purchaser and Deutsche Bank Trust Company Americas, as collateral agent.

4.2	PIK Promissory Note, dated as of May 29, 2015, by and between AP Gaming Holdco, Inc. and Amaya Inc.

10.1	Incremental Assumption Agreement, dated as of May 29, 2015, by and among AP Gaming Holdings, LLC, AP Gaming I, LLC, each subsidiary loan party listed on the signature pages thereof, Citicorp North America, Inc. and the lenders from time to time party thereto.

10.2	Incremental Assumption Agreement, dated as of June 1, 2015, by and among AP Gaming Holdings, LLC, AP Gaming I, LLC, each subsidiary loan party listed on the signature pages thereof, Citicorp North America, Inc. and the lenders from time to time party thereto.

99.1	Press release, dated June 1, 2015.